                   SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported)        October 7, 1998


                     DONALDSON, LUFKIN & JENRETTE, INC.
                 ---------------------------------------------
            (Exact name of registrant as specified in its charter)


                                 Delaware
              --------------------------------------------------
          (State or other jurisdiction of incorporation or organization)

              1-6862                                 13-1898818
      -----------------------                -------------------------
     (Commission File Number)                     (I.R.S. Employer
                                                Identification No.)

 277 Park Avenue, New York, New York                   10172
-------------------------------------        -------------------------
(Address of principal executive office)              (Zip Code)


  Registrant's telephone number, including area code: (212) 892-3000





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Item 5. Other Events
--------------------

     A press release dated October 7, 1998, issued by Donaldson, Lufkin & Jenrette, Inc., concerning the Company's exposure to hedge funds, emerging markets securities and high-yield bonds is filed herewith as an exhibit and the information concerning the Company contained therein is hereby incorporated in its entirety by reference.

     (c) Exhibit
         -------

Exhibit 99.1     Press release dated October 7, 1998.



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                                SIGNATURE
                                ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             Donaldson, Lufkin & Jenrette, Inc.



                                             /s/ Marjorie White
                                             ---------------------------------
                                             Marjorie White
                                             Secretary


October 16, 1998